UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 23, 2022

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North Carpenter Street
Chicago, Illinois
(Address of Principal Executive Offices)
60607
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MCD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On June 27, 2022, McDonald’s Corporation (the “Company”) announced that Kevin Ozan, Executive Vice President and Chief Financial Officer, notified the Company that he will resign from his role as Chief Financial Officer, effective September 1, 2022. In addition, the Company announced that Mr. Ozan was appointed to a newly-created role of Senior Executive Vice President, Strategic Initiatives, and that Ian Borden was promoted to Executive Vice President and Chief Financial Officer, both effective September 1, 2022. Mr. Borden, 53, currently serves as President – International, a position he has held since January 2020. Prior to that, Mr. Borden served as President – International Development Licensed Markets from January 2019 to December 2019 and as President – Foundational Markets from July 2015 to December 2018 following financial and functional leadership roles with increasing scope across McDonald’s Canada, Ukraine, Russia and Eastern Europe. Mr. Borden has served the Company for nearly 28 years.

The Compensation Committee of the Company’s Board of Directors intends to review the compensation arrangement with Mr. Borden prior to the effective date of his appointment as Chief Financial Officer. The Company intends to disclose any material adjustments to Mr. Borden’s compensation in connection with his promotion.

Mr. Borden has no family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company and there are no transactions between Mr. Borden and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by the Company on June 27, 2022 is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1
Press Release of McDonald’s Corporation issued June 27, 2022: McDonald’s Promotes Kevin Ozan to Senior Executive Vice President, Strategic Initiatives, Ian Borden to Chief Financial Officer and Marion Gross to Global Chief Supply Chain Officer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	June 27, 2022	By:	/s/ Jeffrey J. Pochowicz
Jeffrey J. Pochowicz Corporate Vice President, Associate General Counsel and Assistant Secretary